                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report        JUNE 26, 1995
                    ---------------


                          SEQUUS PHARMACEUTICALS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




       DELAWARE                   0-15847                  94-3031934
- --------------------------------------------------------------------------------
    (State or Other                  (Commission            (I.R.S. Employer
     Jurisdiction of                 File Number)           Identification No.)
     Incorporation)



960 HAMILTON COURT
MENLO PARK, CALIFORNIA                                             94025
- --------------------------------------------------------------------------------
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code     (415) 323-9011
                                                       --------------

LIPOSOME TECHNOLOGY, INC.
- --------------------------------------------------------------------------------
(Former Name, if Changed Since Last Report)




                  AN EXHIBIT INDEX IS ON PAGE 4 OF THIS REPORT
                                     PAGE 1

Item 5.      OTHER EVENTS

             On June 26, 1995, Liposome Technology, Inc. officially changed its name to SEQUUS Pharmaceuticals, Inc. ("SEQUUS"). A copy of SEQUUS' press release dated June 26, 1995 is attached hereto as Exhibit
             99.1 and the information contained therein is incorporated by reference herein in its entirety.


Item 7.      FINANCIAL STATEMENTS AND EXHIBITS

      (c)    The following exhibits are filed as part of this Report:

             3.1    Registrant's Restated Certificate of Incorporation. (1)

             3.1.1  Certificate of Ownership and Merger of SEQUUS
                    Pharmaceuticals, Inc. into Liposome Technology, Inc. (1)

             99.1   Press Release of SEQUUS dated June 26, 1995.



- -----------------------------------
(1) Incorporated herein by reference from the Registrant's Registration Statement on Form S-3 filed on June 26, 1995.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          SEQUUS PHARMACEUTICALS, INC.
                                   Registrant



Date:     June 26, 1995            By:  /s/ Sally A. Davenport
      --------------------             ------------------------------
                                          Secretary

                                  EXHIBIT INDEX


Exhibit
- -------

3.1          Registrant's Restated Certificate of Incorporation. (1)

3.1.1        Certificate of Ownership and Merger of SEQUUS Pharmaceuticals, Inc.
             into Liposome Technology, Inc. (1)

99.1         Press Release of SEQUUS dated June 26, 1995.



- --------------------------------------
(1) Incorporated herein by reference from the Registrant's Registration Statement on Form S-3 filed on June 26, 1995.




                                     PAGE 4